united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 6/30

Date of reporting period: 12/31/23

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

Day Hagan Smart Value Fund

December 31, 2023

Day Hagan Asset Management

1000 South Tamiami Trail

Sarasota, FL 34236

1-877-329-4246

Day Hagan Smart Value Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

Average Annual Total Returns through December 31, 2023*, as compared to its benchmark:

	Six Months	1 Year Return	3 Year Return	5 Year Return	Since Inception ^
Day Hagan Smart Value Fund Class A	4.72%	9.93%	11.23%	9.54%	6.39%
Day Hagan Smart Value Fund Class A with load	-1.27%	3.64%	9.06%	8.24%	5.73%
Day Hagan Smart Value Fund Class C	4.31%	9.09%	10.41%	8.71%	5.59%
Day Hagan Smart Value Fund Class I	4.85%	10.17%	11.50%	9.81%	6.66%
S&P 500 Value Total Return Index **	8.99%	22.23%	13.11%	14.11%	9.73%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information. Please read carefully before investing. Certain purchases of Class A shares are subject to a 1.00% maximum deferred sales charge. A $15 fee may be charged for redemptions made by wire. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.48% for Class A shares, 2.23% for Class C shares and 1.23% for Class I shares through October 31, 2024. The Fund’s gross total annual operating expenses were 2.51% for Class A shares, 3.26% for Class C shares and 2.26% for Class I shares per the latest prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The S&P 500 Value Total Return Index is a market capitalization-weighted index of approximately 500 widely held value stocks. Investors cannot invest directly in an index.

^	Inception date is July 1, 2014.

Portfolio Composition on
December 31, 2023	% of Net Assets
Institutional Financial Services	11.1%
Banking	9.9%
Transportation & Logistics	8.1%
Biotech & Pharma	7.9%
Retail-Discretionary	7.7%
Food	7.4%
Oil & Gas Producers	6.6%
Technology Services	6.1%
Household Products	4.3%
Health Care Facilities & Services	3.9%
Other / Cash & Cash Equivalents	27.0%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

DAY HAGAN SMART VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 92.6%
	ASSET MANAGEMENT - 2.6%
641	BlackRock, Inc.	$520,364

	BANKING - 9.9%
18,224	Bank of America Corporation	613,602
4,049	Bank of Montreal	400,608
3,375	PNC Financial Services Group, Inc. (The)	522,619
6,946	Toronto-Dominion Bank (The)	448,850
		1,985,679
	BIOTECH & PHARMA - 7.9%
2,053	Amgen, Inc.	591,305
5,400	Bristol-Myers Squibb Company	277,074
3,600	Zoetis, Inc.	710,532
		1,578,911
	COMMERCIAL SUPPORT SERVICES - 3.6%
4,244	ManpowerGroup, Inc.	337,271
4,492	Robert Half, Inc.	394,936
		732,207
	CONSTRUCTION MATERIALS - 2.3%
3,164	Owens Corning	469,000

	ELECTRIC UTILITIES - 1.3%
7,770	OGE Energy Corporation	271,406

	FOOD - 7.4%
12,861	Conagra Brands, Inc.	368,596
13,500	Flowers Foods, Inc.	303,885
7,293	Kellogg Company	407,752
5,869	McCormick & Company, Inc.	401,557
		1,481,790
	HEALTH CARE FACILITIES & SERVICES - 3.9%
1,454	Cigna Group (The)	435,400
4,300	CVS Health Corporation	339,528
		774,928

See accompanying notes to financial statements.

DAY HAGAN SMART VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 92.6% (Continued)
	HOME CONSTRUCTION - 2.9%
8,833	Masco Corporation	$591,634

	HOUSEHOLD PRODUCTS - 4.3%
5,730	Colgate-Palmolive Company	456,738
3,400	Kimberly-Clark Corporation	413,134
		869,872
	INSTITUTIONAL FINANCIAL SERVICES - 11.1%
8,480	Bank of New York Mellon Corporation (The)	441,384
1,000	Goldman Sachs Group, Inc. (The)	385,770
3,379	Intercontinental Exchange, Inc.	433,965
4,216	Morgan Stanley	393,142
8,923	SEI Investments Company	567,057
		2,221,318
	LEISURE PRODUCTS - 2.9%
3,906	Brunswick Corporation	377,905
4,160	Hasbro, Inc.	212,410
		590,315
	OIL & GAS PRODUCERS - 6.6%
17,000	Coterra Energy, Inc.	433,840
3,000	Diamondback Energy, Inc.	465,240
12,150	Enbridge, Inc.	437,643
		1,336,723
	RETAIL - DISCRETIONARY - 7.7%
1,343	Home Depot, Inc. (The)	465,417
2,782	Lowe’s Companies, Inc.	619,134
2,124	Tractor Supply Company	456,724
		1,541,275
	SELF-STORAGE REIT - 1.9%
1,261	Public Storage	384,605

	TECHNOLOGY SERVICES - 6.1%
3,162	Amdocs Ltd.	277,908
5,078	Fidelity National Information Services, Inc.	305,035

See accompanying notes to financial statements.

DAY HAGAN SMART VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 92.6% (Continued)
	TECHNOLOGY SERVICES - 6.1% (Continued)
3,900	International Business Machines Corporation	$637,846
		1,220,789
	TELECOMMUNICATIONS - 2.1%
11,400	Verizon Communications, Inc.	429,780

	TRANSPORTATION & LOGISTICS - 8.1%
2,958	FedEx Corporation	748,285
2,375	Landstar System, Inc.	459,919
2,582	United Parcel Service, Inc., B	405,968
		1,614,172

	TOTAL COMMON STOCKS (Cost $17,220,653)	18,614,768

	TOTAL INVESTMENTS - 92.6% (Cost $17,220,653)	$18,614,768
	OTHER ASSETS IN EXCESS OF LIABILITIES - 7.4%	1,496,373
	NET ASSETS - 100.0%	$20,111,141

LTD	- Limited Company

REIT	- Real Estate Investment Trust

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2023

ASSETS
Investment securities:
At cost	$17,220,653
At value	$18,614,768
Cash at Custodian	1,485,876
Dividend and interest receivable	30,301
Receivable due from Advisor	13,842
Prepaid expenses and other assets	16,997
TOTAL ASSETS	20,161,784

LIABILITIES
Payable for Fund shares repurchased	24,970
Payable to related parties	5,807
Distribution (12b-1) fees payable	6,806
Accrued audit fees	6,558
Accrued expenses and other liabilities	6,502
TOTAL LIABILITIES	50,643
NET ASSETS	$20,111,141

Composition of Net Assets:
Paid in capital	$19,443,144
Distributable Earnings	667,997
NET ASSETS	$20,111,141

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (Continued)
December 31, 2023

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,679,462
Shares of beneficial interest outstanding (a)	229,447
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$11.68
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$12.39

Class C Shares:
Net Assets	$3,068,929
Shares of beneficial interest outstanding (a)	270,868
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.33

Class I Shares:
Net Assets	$14,362,750
Shares of beneficial interest outstanding (a)	1,222,445
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.75

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investment in Class A shares made at or above the $1 million breakpoint that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2023

INVESTMENT INCOME
Dividends	$318,033
Interest	23,539
Foreign tax withheld	(7,201)
TOTAL INVESTMENT INCOME	334,371

EXPENSES
Investment advisory fees	102,142
Distribution (12b-1) fees:
Class A	3,198
Class C	16,039
Registration fees	41,035
Financial administration/fund accounting fees	29,059
Transfer agent fees	17,918
Shareholder service fees	11,090
Legal fees	10,585
Compliance officer fees	10,374
Legal administration/management services fees	10,214
Trustees fees and expenses	7,058
Audit fees	7,058
Printing and postage expenses	6,302
Custodian fees	1,695
Insurance expense	552
Other expenses	1,512
TOTAL EXPENSES	275,831

Less: Fees waived and expenses reimbursed by the Advisor	(131,016)
NET EXPENSES	144,815

NET INVESTMENT INCOME	189,556

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(734,348)
Net realized loss from foreign currency transactions	(7)
Net realized loss from investments	(734,355)

Net change in unrealized appreciation (depreciation) on investments	1,430,427
Net change in unrealized appreciation (depreciation) from foreign currency translations	(97)
Net change in unrealized appreciation on investments and foreign currency translations	1,430,330

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	695,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$885,531

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	December 31, 2023	June 30, 2023
FROM OPERATIONS	(Unaudited)
Net investment income	$189,556	$305,967
Net realized gain (loss) from investments	(734,355)	2,580,129
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,430,330	(1,268,165)
Net increase in net assets resulting from operations	885,531	1,617,931

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(335,949)	(118,584)
Class C	(383,235)	(187,696)
Class I	(1,799,324)	(843,549)
Total distributions to shareholders	(2,518,508)	(1,149,829)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	233,269	1,358,127
Class C	17,423	10,013
Class I	252,355	864,673
Net asset value of shares issued in reinvestment of distributions:
Class A	307,967	98,927
Class C	380,692	185,235
Class I	1,538,823	690,324
Payments for shares redeemed:
Class A	(565,387)	(265,400)
Class C	(394,635)	(1,894,810)
Class I	(1,541,215)	(4,775,379)
Net decrease in net assets from shares of beneficial interest	229,292	(3,728,290)

TOTAL DECREASE IN NET ASSETS	(1,403,685)	(3,260,188)

NET ASSETS
Beginning of period/year	21,514,826	24,775,014
End of period/year	$20,111,141	$21,514,826

SHARE ACTIVITY
Class A:
Shares Sold	18,446	110,031
Shares Reinvested	26,351	8,027
Shares Redeemed	(43,412)	(21,142)
Net increase in shares of beneficial interest outstanding	1,385	96,916

Class C:
Shares Sold	1,425	817
Shares Reinvested	33,563	15,403
Shares Redeemed	(32,612)	(156,311)
Net decrease in shares of beneficial interest outstanding	2,376	(140,091)

Class I:
Shares Sold	20,247	67,562
Shares Reinvested	130,901	55,862
Shares Redeemed	(127,057)	(373,297)
Net decrease in shares of beneficial interest outstanding	24,091	(249,873)

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year Presented

	Class A

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31, 2023		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
	(Unaudited)
Net asset value, beginning of period/year	$12.70		$12.49	$12.54	$9.17	$10.32	$11.53

Activity from investment operations:
Net investment income (1)(2)	0.11		0.16	0.15	0.11	0.13	0.15
Net realized and unrealized gain (loss) from investments	(1.07)		0.68	(0.05)	3.40	(1.13)	(0.23)
Total from investment operations	(0.96)		0.84	0.10	3.51	(1.00)	(0.08)

Less distributions from:
Net investment income	(0.06)		(0.13)	(0.15)	(0.14)	(0.14)	(0.15)
Net realized gains	—		(0.50)	—	—	(0.01)	(0.98)
Total distributions	(0.06)		(0.63)	(0.15)	(0.14)	(0.15)	(1.13)

Net asset value, end of period/year	$11.68		$12.70	$12.49	$12.54	$9.17	$10.32

Total return (3)	4.72	% (7)	6.95%	0.76%	38.46%	(9.75)%	0.09	% (6)

Net assets, at end of period/year (000s)	$2,679		$2,896	$1,637	$1,260	$2,041	$4,321

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.77	% (8)	2.51%	2.30%	2.12%	1.86%	1.70%
Ratio of net expenses to average net assets after expense reimbursement (5)	1.48	% (8)	1.49%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets (2)(5)	1.29	% (8)	1.29%	1.11%	1.09%	1.28%	1.41%
Portfolio Turnover Rate	18	% (7)	171%	65%	64%	54%	53%

(1)	Per share amounts calculated using the average shares method.

(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the advisor not waived a portion of the Fund’s expenses and/or reimbursed expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the advisor.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Had the advisor not reimbursed a trade error, the effect on total return would have been (0.01)%.

(7)	Not annualized.

(8)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year Presented

	Class C

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31, 2023		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
	(Unaudited)
Net asset value, beginning of period/year	$12.39		$12.21	$12.26	$8.97	$10.10	$11.31

Activity from investment operations:
Net investment income (1)(2)	0.06		0.06	0.04	0.04	0.05	0.07
Net realized and unrealized gain (loss) from investments	(1.09)		0.67	(0.04)	3.30	(1.09)	(0.23)
Total from investment operations	(1.03)		0.73	—	3.34	(1.04)	(0.16)

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.05)	(0.08)	(0.07)
Net realized gains	—		(0.50)	—	—	(0.01)	(0.98)
Total distributions	(0.03)		(0.55)	(0.05)	(0.05)	(0.09)	(1.05)

Net asset value, end of period/year	$11.33		$12.39	$12.21	$12.26	$8.97	$10.10

Total return (3)	4.31	% (7)	6.16%	0.02%	37.34%	(10.35)%	(0.70	)% (6)

Net assets, at end of period/year (000s)	$3,069		$3,327	$4,987	$5,288	$6,963	$11,495

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	3.51	% (8)	3.26%	3.05%	2.87%	2.61%	2.45%
Ratio of net expenses to average net assets after expense reimbursement (5)	2.23	% (8)	2.24%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to average net assets (2)(5)	1.05	% (8)	0.52%	0.33%	0.34%	0.54%	0.69%
Portfolio Turnover Rate	18	% (7)	171%	65%	64%	54%	53%

(1)	Per share amounts calculated using the average shares method.

(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the advisor not waived a portion of the Fund’s expenses and/or reimbursed expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the advisor.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Had the advisor not reimbursed a trade error, the effect on total return would have been (0.01)%.

(7)	Not annualized.

(8)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year Presented

	Class I

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31, 2023		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
	(Unaudited)
Net asset value, beginning of period/year	$12.76		$12.53	$12.59	$9.21	$10.35	$11.31

Activity from investment operations:
Net investment income (1)(2)	0.13		0.19	0.17	0.14	0.15	0.07
Net realized and unrealized gain (loss) from investments	(1.08)		0.69	(0.05)	3.40	(1.11)	(0.23)
Total from investment operations	(0.95)		0.88	0.12	3.54	(0.96)	(0.16)

Less distributions from:
Net investment income	(0.06)		(0.15)	(0.18)	(0.16)	(0.17)	(0.07)
Net realized gains	—		(0.50)	—	—	(0.01)	(0.98)
Total distributions	(0.06)		(0.65)	(0.18)	(0.16)	(0.18)	(1.05)

Net asset value, end of period/year	$11.75		$12.76	$12.53	$12.59	$9.21	$10.10

Total return (3)	4.85	% (7)	7.27%	0.92%	38.76%	(9.43)%	(0.70	)% (6)

Net assets, at end of period/year (000s)	$14,363		$15,292	$18,150	$30,040	$29,940	$11,495

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.51	% (8)	2.26%	2.05%	1.87%	1.61%	2.45%
Ratio of net expenses to average net assets after expense reimbursement (5)	1.23	% (8)	1.24%	1.30%	1.30%	1.30%	2.30%
Ratio of net investment income to average net assets (2)(5)	2.04	% (8)	1.52%	1.31%	1.36%	1.52%	0.69%
Portfolio Turnover Rate	18	% (7)	171%	65%	64%	54%	53%

(1)	Per share amounts calculated using the average shares method.

(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the advisor not waived a portion of the Fund’s expenses and/or reimbursed expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the advisor.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Had the advisor not reimbursed a trade error, the effect on total return would have been (0.01)%.

(7)	Not annualized.

(8)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2023

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-six series. These financial statements relate to the Day Hagan Smart Value Fund (the “Fund”), a separate diversified series of the Trust. The Fund’s investment advisor is Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the “Advisor” or “Day Hagan”).

The Fund commenced operations on July 1, 2014. The Fund’s primary investment objective is to achieve long-term capital appreciation with current income as a secondary objective.

The Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Fund, has the same rights and voting privileges, and is identical in all material respects except that they differ as to sales and redemption charges and ongoing service and distribution fees.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies” including Accounting Standards Update 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange-traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange-traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange-traded fund purchased by the Fund will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the manager does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Index options are valued at the mean prices provided by an approved independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2023

approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2023:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks (b)	$18,614,768	$—	$—	$18,614,768
Total	$18,614,768	$—	$—	$18,614,768

(a)	As of and during the six months ended December 31, 2023, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

b)       Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the six months ended December 31, 2023, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of December 31, 2023, the Fund did not incur any interest or penalties. As required, the Fund’s

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2023

officers have analyzed the Fund’s tax positions taken or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2021-2023 for the Fund) or expected to be taken in year ended 2024 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax returns are presently in progress.

c)       Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. The Fund distributes net investment income quarterly. Distributable net realized gains, if any, are declared and distributed annually.

d)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

e)       Security Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method, except certain securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)       Indemnification – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)       Redemption Fees and Sales Charges (loads) – A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares, in the Fund, made at or above the $1 million breakpoint that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For six months ended December 31, 2023, there were no redemption fees paid to the Fund and there were no CDSC fees paid to the Advisor.

i)       Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2023

(2)	INVESTMENT TRANSACTIONS

For the six months ended December 31, 2023, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund was as follows:

Purchases	Sales
$3,507,316	$5,233,393

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Day Hagan acts as investment manager to the Fund pursuant to the terms of a management agreement between the Fund and Day Hagan (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Advisor provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Advisor, as of the last day of each month, an annualized fee equal to 1.00% of average net assets for the Fund, such fees to be computed daily based upon daily average net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Investment Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Investment Advisory Agreement, with the exception of specific items of expense (as detailed in the Investment Advisory Agreement). For the six months ended December 31, 2023, advisory fees of $102,142 were incurred by the Fund, before the waiver and reimbursement described below. For the six months ended December 31, 2023 the Advisor owed $13,842 to the Fund and has since been paid.

Effective November 1, 2022, the Advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired funds expenses; and extraordinary expenses) at 1.48% for Class A shares, 2.23% for Class C shares, and 1.23% for Class I shares of the Fund’s average daily net assets through October 31, 2024. Prior to November 1, 2022, the Expense Limitation Agreement was 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class I shares of the Fund’s average daily net assets. Each waiver or reimbursement by the Adivsor is subject to repayment by the Fund within three years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

For the six months ended December 31, 2023, the Advisor waived management fees and reimbursed expenses of $131,016 for the Fund, pursuant to the Expense Limitation Agreement. As of December 31, 2023 the Advisor has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2024	2025	2026
Day Hagan Smart Value Fund	$200,749	$221,616	$236,198

Pursuant to the Management Services Agreement between the Trust and MFund, MFund provides the Fund with various management and legal administrative services (the “Management Services Agreement”). For these services, the Fund pays MFund an annual asset-based fee in accordance with the following schedule applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor): 0.10% of net assets up to $50 million; 0.07% of net assets from $50 million to $100 million; 0.05% of net assets from $100 million to $250 million; 0.04% of net assets from $250 million to $500 million; 0.03% of net assets from $500 million to $1 billion; 0.02% of net assets from $1 billion to $5 billion; and 0.01% of assets from $5 billion and above. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amount due to MFund for the Management Services Agreement is listed in the Statement of Assets and Liabilities under “Payable to related parties” and the amount accrued for the year is shown in the Statement of Operations under “Legal administration/Management services fees.”

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2023

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Funds pay MFund $1,200 per month for the first fund in the fund family and $400 each additional fund; $400 for each adviser and sub-adviser; and ..0025% of the assets of each Fund. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amount due to MFund for chief compliance officer services is listed in the Statement of Assets and Liabilities under “Compliance officer fees payable” and the amount accrued for the year is shown in the Statement of Operations under “Compliance officer fees.”

A trustee is the controlling member of MFund and of AlphaCentric Advisors LLC and Catalyst Capital Advisors LLC (investments managers to other series of the Trust) and is not paid any fees directly by the Trust for serving in such capacities. Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special Board meeting and Risk and Compliance Committee meeting. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Northern Lights Distributors, LLC, (“Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust.

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from the Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Blu Giant, LLC (“Blu Giant”), an affiliate of the Distributor and UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for Class A and Class C shares of the Fund, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Distributor and the Advisor for distribution related expenses. Brokers may receive a 1.00% commission from the Advisor for the sale of Class C shares.

For the six months ended December 31, 2023 the Distributor received $29 in underwriter commissions from the sale of Class A shares of the Fund.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,357,210 for the Fund, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation:	$1,790,443
Gross Unrealized Depreciation:	(532,885)
Net Unrealized Appreciation:	$1,257,558

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2023

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2023	June 30, 2022
Ordinary Income	$232,760	$329,571
Long-Term Capital Gain	917,069	4,982
Return of Capital	—	—
	$1,149,829	$334,553

As of June 30, 2023, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$51,147	$2,422,467	$—	$—	$—	$(172,640)	$2,300,974

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses are primarily attributable to of losses the C-Corporation return of capital distribution.

During the fiscal period ended June 30, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the use of tax equalization credits resulted in reclassifications for the Funds for the fiscal year ended June 30, 2023 as follows:

Paid In	Distributable
Capital	Earnings
$421,985	$(421,985)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Raymond James & Associates Inc. held 68.93% and may be deemed to control the Fund.

(6)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Board announced on December 29, 2023, the impending closure and liquidation of the Fund, and has determined to close the Fund and redeem all outstanding shares on January 26, 2024.

Day Hagan Smart Value Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2023

Approval of the Renewal of the Advisory Agreement between Mutual Fund Series Trust and Day Hagan Asset Management with respect to Day Hagan Smart Value Fund

At a meeting held on August 14 and 29, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the advisory agreement (the “Advisory Agreement”) between Mutual Fund Series Trust (the “Trust”) and Day Hagan Asset Management (“DHAM”) with respect to Day Hagan Smart Value Fund (“Day Hagan SV”).

The Board examined DHAM’s responses to a series of questions regarding, among other things, its advisory services provided to Day Hagan SV, comparative fee and expense information, and DHAM’s profitability from managing Day Hagan SV. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board discussed that there were no personnel changes at DHAM with regard to the individuals involved with the Fund. The Board discussed the performance of DHAM personnel and remarked that the Compliance Officer and Portfolio Managers were thorough and pro-active regarding compliance issues and concerns. The Board discussed the pre-trade checklists DHAM used to monitor cash positions, industry/sector allocations and investments in illiquid securities. The Board noted that DHAM conducted quarterly compliance meetings to review trades. The Board recognized that DHAM reported having a cybersecurity and information security policy that followed the framework set forth by the National Institute of Standards and Technology. The Board observed that DHAM reported no material data security incidents since the advisory agreement’s last renewal. The Board commented that DHAM reported no regulatory examinations or investigations or material litigations in the past year. The Board concluded that the services provided by DHAM were in line with its expectations.

Performance. The Board remarked that Day Hagan SV’s performance was again positive for the year but slightly lower compared to the peer group average and noted the Fund’s 3-year performance was above the peer group. The Board also noted that the Fund’s performance significantly trailed the S&P 500 for the year but that its 3-year performance only slightly lagged that of the S&P 500. The Board discussed that DHAM attributed the underperformance compared to the S&P 500 to the overall market struggles of dividend paying companies as investors favored technology companies to those that paid dividends. The Board discussed Day Hagan’s continued investment in securities paying dividends and determined that Day Hagan SV’s performance was satisfactory.

Fees and Expenses. The Board remarked that the 1.00% advisory fee for Day Hagan SV was higher than the peer group average and higher than the Morningstar category median and average. The Board noted that the advisory fee was the same as a number of other funds in the peer group. The Board mentioned that Day Hagan SV’s 1.48% net expense ratio was higher than the average of the peer group but below the 1.64% high of the peer group and well below the 2.54% high of the Morningstar category. The Board reviewed the explanation from DHAM management that the fees were justifiable given the amount of research required to construct the portfolio and the long-

Day Hagan Smart Value Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2023

standing investment process. It was the consensus of the Board that the advisory fee was not unreasonable.

Profitability. The Board observed that DHAM did make a profit in the last year. The Board discussed DHAM’s profitability in relation to its revenue and expenses based on the information provided. The Board concluded that excessive profitability was not an issue at this time.

Economies of Scale. The Board considered whether economies of scale had been realized with respect to the management of Day Hagan SV at its current asset level. The Board agreed that although Day Hagan SV had not reached economies of scale, it would continue to revisit the issue as time progresses.

Conclusion. Having requested and received information from DHAM as it believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of Day Hagan SV and its shareholders.

Day Hagan Smart Value Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period** 7/1/23 – 12/31/23
Class A	$1,000.00	$1,047.20	$7.64	1.48%
Class C	1,000.00	1,043.10	11.48	2.23
Class I	1,000.00	1,048.50	6.35	1.23

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 – 12/31/23	Expense Ratio During Period** 7/1/23-12/31/23
Class A	$1,000.00	$1,017.74	$7.43	1.48%
Class C	1,000.00	1,013.96	11.32	2.23
Class I	1,000.00	1,019.00	6.26	1.23

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Day Hagan Smart Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Investment Advisory Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-329-4246; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Day Hagan	877-329-4246
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

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Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INVESTMENT ADVISOR
Donald L. Hagan, LLC
also known as
Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market Street
Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Drive
Suite 302
Milwaukee, WI 53212

DH-SAR23

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover
Principal Executive Officer/President
Date: 03/06/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover
Principal Executive Officer/President
Date: 03/06/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: 03/06/2024